SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 1, 1999
                                                         ----------------


                                  DSL.NET, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



              0-27525                                06-1510312
       ------------------------             ---------------------------------
       (Commission File Number)             (IRS Employer Identification No.)




            545 LONG WHARF DRIVE, NEW HAVEN, CONNECTICUT      06511
           -----------------------------------------------------------
           (Address of Principal Executive Offices)         (Zip Code)



               Registrant's telephone number, including area code:

                                 (203) 772-1000
                                 --------------





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ITEM 5.  OTHER EVENTS.

         On November 1, 1999, DSL.net, Inc. issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1     Press Release dated November 1, 1999.










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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            DSL.net, Inc.


November 1, 1999                            By: /s/ David Struwas
                                               --------------------------------
                                               Name:    David Struwas
                                               Title:   President and Chief
                                                        Executive Officer









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

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION
------                   -----------

99.1          Press Release dated November 1, 1999.















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